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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 28, 2002
         --------------------------------------------------------------

                          FIBERNET TELECOM GROUP, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                    333-7841                52-2255974
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)

                              570 Lexington Avenue
                            New York, New York 10022

                         (Address of principal executive
                           offices including zip code)

                                 (212) 405-6200

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
                                      ----

          (Former name or former address, if changed since last report)


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Item 5. Other Events.

     On June 28, 2002, the lenders under our senior secured credit facility agreed to further extend the due date of our first quarter interest payment originally due on March 14, 2002 as well as the due date of our current quarterly interest payment originally due on June 14, 2002 to July 12, 2002. In addition, on June 28, 2002, the holder of a $2.0 million promissory note we issued on March 15, 2002 agreed to amend certain terms of the note, resulting in a further extension of the note's term. A copy of the amendment to the note is attached to this Current Report on Form 8-K as Exhibit 4.1. Both of these extensions were granted in anticipation of a possible equity financing or a broader recapitalization that we intend to consummate as soon as practicable.

     There can be no assurance that we will be able to successfully consummate a financing or a broader recapitalization on acceptable terms or at all. In addition, any financing or broader recapitalization we undertake will be substantially dilutive to our existing stockholders.

     Our annual meeting of stockholders is currently contemplated to be held on August 14, 2002 at 10:00 a.m., local time, at the office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., The Chrysler Center, 666 Third Avenue, New York, New York 10017. As disclosed in our Schedule 14A filed on April 30, 2001, we will consider stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") in connection with our annual meeting of stockholders to have been filed timely, if they were received by us at our principal executive offices by December 28, 2001.

     In 2001, our annual meeting of stockholders was held on June 5, 2001. In light of the fact that the annual meeting has been advanced by more than 30 days and in accordance with Rules 14a-5(e)(2) and 14a-5(f) under the Exchange Act, in order for stockholder proposals submitted outside of Rule 14a-8 in connection with our 2002 annual meeting of stockholders to be considered "timely" for purposes of Rule 14a-4(c) under the Exchange Act, such proposals must be received by us at our principal executive offices not later than July 10, 2002. If a proposal is received after July 10, 2002, the proxies that management solicits for the meeting may exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.                  Description

4.1  Form of Amendment to Promissory Note


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIBERNET TELECOM GROUP, INC.
                                      (Registrant)

Dated:   July 1, 2002                 By:  /s/ Michael S. Liss
         ------------                      -------------------------------------
                                           Michael S. Liss
                                           President and Chief Executive Officer